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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our report dated January 28, 2000, in the Registration Statement (Form S-1) and related Prospectus of Symyx Technologies, Inc. for the registration of 3,162,500 shares of its common stock.

/s/  Ernst & Young LLP

Palo Alto, California
March 15, 2000